Exhibit 99.2

F&G Annuities & Life, Inc. (“F&G”) - An Operating Segment of Fidelity National Financial, Inc. (NYSE:FNF)
Financial Supplement
September 30, 2021
(Year Ended December 31)

The financial statements and financial exhibits included herein are unaudited. F&G is an operating segment of FNF (the Company) and these financial statements and exhibits should be read in conjunction with the Company's periodic reports on Form 10-K, Form 10-Q and Form 8-K.

F&G (formerly NYSE:FG) was acquired by FNF (the "Business Combination") on June 1, 2020 ("Closing Date"). As a result of the Business Combination, F&G delisted from the NYSE and became a subsidiary of FNF.

All dollar amounts are presented in millions.

Non-GAAP Financial Measures

This document contains certain non-GAAP financial measures commonly used in our industry that, together with the relevant GAAP measures, may enhance a user’s ability to analyze the Company's operating performance and capital position for the periods presented. These measures should be considered supplementary to our results in accordance with GAAP and should not be viewed as a substitute for the GAAP measures and are not intended to replace GAAP financial results. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such non-GAAP measures in the same manner. Refer to the non-GAAP measures reconciliations and definitions within for further information.

F&G - An Operating Segment of FNF
Financial Supplement - September 30, 2021
(All periods are unaudited)

F&G - An Operating Segment of FNF
Financial Supplement - September 30, 2021
(All periods are unaudited)

Consolidated Financial Highlights

	Three months ended					Nine months ended
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	September 30, 2021

Select Income Statement Data:
Net earnings (loss) attributable to common shareholders	373	82	289	137	38	744

Adjusted net earnings from continuing operations attributable to common shareholders (1)	101	92	78	128	74	271

Select Metrics:

Average Assets Under Management ("AAUM") (1)	32,692	30,423	29,016	27,864	26,990	30,706

Net investment spread (1)	2.85%	2.95%	2.55%	2.55%	2.62%	2.78%

(1) Refer to "Non-GAAP Financial Measures Definitions"

Sales Results by Product

The table below provides a summary of sales, which are not affected by the June 1, 2020 Business Combination, and are comparable to prior period data.

	Three months ended						Nine months ended	Nine months ended
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020		September 30, 2021	September 30, 2020

Sales
Fixed indexed annuities (FIA)	1,073	1,135	1,047	947	815		3,255	2,512
Fixed rate annuities (MYGA)	458	512	467	362	253		1,437	414
Total annuity	1,531	1,647	1,514	1,309	1,068		4,692	2,926
Index universal life (IUL)	24	20	15	13	14		59	37
Funding agreements (FABN/FHLB)	1,150	1,000	125	100	—		2,275	100
Pension risk transfer (PRT)	371	—	—	—	—		371	—
Flow reinsurance	—	—	—	37	51	—	—	315
Total Sales	$3,076	$2,667	$1,654	$1,459	$1,133		$7,397	$3,378

F&G - An Operating Segment of FNF
Financial Supplement - September 30, 2021
(All periods are unaudited)

Condensed Consolidated Balance Sheets

	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Assets
Investments:
Fixed maturity securities available for sale, at fair value, net of allowance for credit losses of $7 at September 30, 2021	$28,550	$27,616	$25,768	$25,499	$24,218
Preferred securities, at fair value	870	882	908	965	917
Equity securities, at fair value	156	176	141	82	54
Derivative investments	581	691	542	548	381
Mortgage loans, net of allowance for credit losses of $33 at September 30, 2021	3,484	2,794	2,374	2,031	1,614
Investments in unconsolidated affiliates (a)	2,022	1,667	1,281	1,156	1,125
Other long-term investments	454	448	447	449	438
Short-term investments	258	356	72	456	34
Total investments	$36,375	$34,630	$31,533	$31,186	$28,781
Cash and cash equivalents	2,320	1,016	995	889	1,014
Trade and notes receivables	11	11	11	10	2
Reinsurance recoverable, net of allowance for credit losses of $19 at September 30, 2021 (a)	3,492	3,297	3,404	3,174	3,152
Goodwill (a)	1,756	1,756	1,751	1,751	1,731
Prepaid expenses and other assets	662	415	470	413	448
Lease assets	8	8	8	8	7
Other intangible assets, net (a)	2,086	2,060	2,061	1,918	1,956
Property and equipment, net	13	13	13	11	7
Income taxes receivable	—	—	—	15	19
Deferred tax asset (a)	—	51	130	44	107
Assets of discontinued operations	—	—	311	327	2,618
Total assets	$46,723	$43,257	$40,687	$39,746	$39,842
(a) These line items included adjustments that were recorded during the remeasurement period subsequent to the June 1, 2020 acquisition. The following adjustments were recorded as of the opening balance sheet at June 1, 2020 during the quarter ending September 30, 2020: Investment in unconsolidated affiliates, $31, Goodwill, $6, Other intangible assets, net, ($37), and Deferred tax asset, $3. The following adjustments were recorded as of the opening balance sheet at June 1, 2020 during the quarter ending December 31, 2020: Goodwill, $20, Other intangible assets, net, ($56), Reinsurance recoverable, $47, and Deferred tax asset, $10. The following adjustments were recorded as of the opening balance sheet at June 1, 2020 during the quarter ending June 30, 2021: Reinsurance recoverable, ($289), Goodwill, $5, Other intangible assets, net, $61, and Deferred tax asset, $1.

F&G - An Operating Segment of FNF
Financial Supplement - September 30, 2021
(All periods are unaudited)

Condensed Consolidated Balance Sheets (continued)
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Liabilities and Shareholders' Equity
Contractholder funds (a)	$33,988	$32,166	$29,592	$28,718	$27,488
Future policy benefits (a)	3,985	3,670	3,959	4,010	4,048
Accounts payable and accrued liabilities (a)	1,670	1,276	1,368	1,174	1,056
Income taxes payable	3	17	5	—	—
Deferred tax liability	9	—	—	—	—
Notes payable	979	589	589	589	589
Funds withheld for reinsurance liabilities	1,508	1,271	1,026	806	814
Lease liabilities	14	14	14	14	12
Liabilities of discontinued operations	—	—	339	361	2,462
Total liabilities	$42,156	$39,003	$36,892	$35,672	$36,469

Shareholders' equity:
Additional paid-in-capital	2,748	2,746	2,744	2,741	2,739
Retained earnings (accumulated deficit)	880	507	425	136	(1)
Accumulated other comprehensive income (loss) ("AOCI")	939	1,001	626	1,197	635
Total shareholders' equity	$4,567	$4,254	$3,795	$4,074	$3,373
Total liabilities and shareholders' equity	$46,723	$43,257	$40,687	$39,746	$39,842
(a) Contractholder funds included a $3 adjustment that was recorded as of the opening balance sheet at June 1, 2020 during the quarter ending September 30, 2020; Contractholder funds, Future policy benefits, and Accounts payable and accrued liabilities included ($5), ($7), and $33 adjustments as of the opening balance sheet at June 1, 2020, respectively, during the quarter ending December 31, 2020; Additionally, Future policy benefits and Accounts payable and accrued liabilities included ($228) and $6 adjustments as of the opening balance sheet at June 1, 2020, respectively, during the quarter ending June 30, 2021

Reconciliation of Total Shareholders' Equity to Total Shareholders' Equity Excluding AOCI

	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Total shareholders' equity	$4,567	$4,254	$3,795	$4,074	$3,373
AOCI	939	1,001	626	1,197	635
Total shareholders' equity excluding AOCI (1)	$3,628	$3,253	$3,169	$2,877	$2,738
(1) Refer to "Non-GAAP Financial Measures Definitions"

F&G - An Operating Segment of FNF
Financial Supplement - September 30, 2021
(All periods are unaudited)
Condensed Consolidated Statements of Operations

	Three months ended					Nine months ended
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	September 30, 2021
Revenues:
Life insurance premiums and other fees (a)	$431	$62	$64	$58	$60	$557
Interest and investment income	481	487	373	327	305	1,341
Recognized gains and losses, net	15	253	102	282	77	370
Total revenues	927	802	539	667	442	2,268
Benefits and expenses:
Benefits and other changes in policy reserves	185	575	(26)	460	251	734
Personnel costs	32	32	29	33	23	93
Other operating expenses	22	26	28	30	33	76
Depreciation and amortization	210	65	144	64	56	419
Interest expense	6	7	8	8	7	21
Total benefits and expenses	455	705	183	595	370	1,343

Pre-tax earnings (loss) from continuing operations	472	97	356	72	72	925
Income tax expense	(96)	(21)	(72)	67	(6)	(189)
Net earnings (loss) from continuing operations	376	76	284	139	66	736
Earnings from discontinued operations, net of tax	(3)	6	5	(2)	(28)	8
Net earnings (loss) attributable to common shareholders	$373	$82	$289	$137	$38	$744
(a) Included within "Escrow, title-related and other fees" in FNF 10-K/ 10-Q

F&G - An Operating Segment of FNF
Financial Supplement - September 30, 2021
(All periods are unaudited)

Reconciliation from Net Earnings (Loss) to Adjusted Net Earnings (1)

	Three Months Ended					Nine months ended
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	September 30, 2021
Net earnings (loss) from continuing operations	$376	$76	$284	$139	$66	$736
Non-GAAP adjustments (1):
Recognized (gains) and losses, net	(98)	(63)	(82)	(76)	(15)	(243)
Indexed product related derivatives	26	75	(185)	54	14	(84)
Purchase price amortization	7	6	7	7	7	20
Transaction costs	1	2	2	4	10	5
Other non-recurring items (2)	(284)	—	—	—	—	(284)
Income taxes on non-GAAP adjustments	73	(4)	52	—	(8)	121
Adjusted net earnings from continuing operations attributable to common shareholders (1)	$101	$92	$78	$128	$74	$271

Notable Items
Each quarterly reporting period, we identify notable items that help explain the trends in our Net earnings (loss) from continuing operations attributable to common shareholders and Adjusted net earnings (loss) from continuing operations attributable to common shareholders as we believe these items provide further clarity to the financial performance of the business.

	Three Months Ended					Nine months ended
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	September 30, 2021
Adjusted net earnings from continuing operations attributable to common shareholders (1)	$101	$92	$78	$128	$74	$271
Notable items [(unfavorable)/favorable]
Single premium immediate annuities ("SPIA") mortality & other reserve adjustments (a)	7	3	7	—	10	17
Assumption review and unlocking (b)	—	8	—	—	—	8
Other notable items (c)	20	11	5	68	—	36
(1) Refer to "Non-GAAP Financial Measures Definitions"
(2) Reflects adjustments to benefits and other changes in policy reserves and depreciation and amortization resulting from the implementation of a new actuarial valuation system.
(a) The release of annuity reserves associated with mortality of annuitants, which varies due to timing, volume and severity of experience, and other reserve adjustments.
(b) Reflects unlocking from updating our DAC, VOBA, DSI and cost of reinsurance amortization models for actual experience and equity market fluctuations.
(c) Costs incurred during research and exploration of potential merger or acquisition of a business or a group of insurance policies via asset acquisition or (inforce) reinsurance agreement, income from bond prepayment and CLO redemptions, changes in tax valuation and other net activity.

F&G - An Operating Segment of FNF
Financial Supplement - September 30, 2021
(All periods are unaudited)

Adjusted Net Earnings Statement (1)

	Three Months Ended					Nine months ended
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	September 30, 2021
Revenues:
Life insurance premiums and other fees (a)	$430	$62	$64	$61	$60	$556
Interest and investment income (b)	381	377	333	315	314	1,091
Recognized gains and losses, net (c)	—	—	—	—	(1)	—
Total revenues	811	439	397	376	373	1,647
Benefits and expenses:
Benefits and other changes in policy reserves (d)	577	214	188	202	177	979
Personnel costs	32	32	29	33	23	93
Other operating expenses (e)	22	24	26	25	23	72
Depreciation and amortization (f)	49	46	48	46	56	143
Interest expense	6	7	8	8	7	21
Total benefits and expenses	686	323	299	314	286	1,308

Pre-tax earnings (loss) from continuing operations	125	116	98	62	87	339
Income tax expense	(24)	(24)	(20)	66	(13)	(68)
Adjusted net earnings from continuing operations attributable to common shareholders (1)	$101	$92	$78	$128	$74	$271
Notable items included in adjusted net earnings attributable to common shareholders (2)	$27	$22	$12	$68	$10	$61

(1) Refer to "Non-GAAP Financial Measures Definitions"
(2) Refer to page 7 "Notable Items" for further detail of notable items.
(a) Life insurance premiums and other fees are included within "Escrow, title-related and other fees" in FNF 10-K/ 10-Q, and have been adjusted here to remove the effect of cost of reinsurance.
(b) Interest and investment income has been adjusted to remove the market volatility on the alternative investment portfolio.
(c) Recognized gains and losses (net) have been adjusted to remove the effect of recognized (gains) losses including changes in allowance for expected credit losses and OTTI; changes in fair values of indexed product related derivatives and embedded derivatives, net of hedging costs; and the change in fair value of the reinsurance related embedded derivative.
(d) Benefits and other changes in policy reserves has been adjusted to remove the effects of the changes in fair values of indexed product embedded derivatives, changes in allowance for expected credit losses on reinsurance recoverables, the fair value impacts of assumed reinsurance, those resulting from the implementation of a new actuarial system at September 30, 2021, and changes in the SOP 03-1 reserve resulting from the adjustments above, as applicable.
(e) Other operating expenses have been adjusted to remove the effects of transaction costs.
(f) Depreciation and amortization has been adjusted to remove the impact on DAC, VOBA, and DSI of the adjustments above, as applicable, purchase price amortization and those resulting from the implementation of a new actuarial valuation system at September 30, 2021.

F&G - An Operating Segment of FNF
Financial Supplement - September 30, 2021
(All periods are unaudited)
Financial Strength Ratings

	A.M. Best	S&P	Fitch	Moody's
Holding Company Ratings
F&G Annuities & Life, Inc. (formerly known as FGL Holdings)
Issuer Credit / Default Rating	Not Rated	BBB-	BBB	Ba2
Outlook		Stable	Stable	Stable
CF Bermuda Holdings Limited
Issuer Credit / Default Rating	Not Rated	BBB-	BBB	Ba1
Outlook		Stable	Stable	Stable
Fidelity & Guaranty Life Holdings, Inc.
Issuer Credit / Default Rating	bbb-	BBB-	BBB	Not Rated
Outlook	Stable	Stable	Stable
Senior Unsecured Notes	bbb-	BBB	BBB	Baa2
Outlook	Stable			Stable

Operating Subsidiary Ratings
Fidelity & Guaranty Life Insurance Company
Financial Strength Rating	A-	A-	A-	Baa1
Outlook	Stable	Stable	Stable	Stable
Fidelity & Guaranty Life Insurance Company of New York
Financial Strength Rating	A-	A-	A-	Not Rated
Outlook	Stable	Stable	Stable
F&G Life Re Ltd
Financial Strength Rating	Not Rated	A-	A-	Baa1
Outlook		Stable	Stable	Stable
F&G Cayman Re Ltd
Financial Strength Rating	Not Rated	Not Rated	A-	Not Rated
Outlook			Stable

F&G - An Operating Segment of FNF
Financial Supplement - September 30, 2021
(All periods are unaudited)

Total Product Net Investment Spread
	Three Months Ended					Nine months ended
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	September 30, 2021
Net investment income	$481	$487	$373	$327	$305	$1,341
AAUM (1)	32,692	30,423	29,016	27,864	26,990	30,706
Yield on AAUM (1)	5.89%	6.40%	5.15%	4.69%	4.52%	5.82%
Alternative investment yield adjustment (1)	(1.23)%	(1.43)%	(0.56)%	(0.17)%	0.13%	(1.09)%
Adjusted Yield on AAUM (1)	4.66%	4.97%	4.59%	4.52%	4.65%	4.73%

Interest credits	$63	$73	$74	$67	$67	$210
Option & futures costs	75	70	65	63	64	210
Total interest credited and option costs	$138	$143	$139	$130	$131	$420
Average account value	30,469	28,273	27,252	26,450	25,688	28,766
Interest credited & option cost	1.81%	2.02%	2.04%	1.97%	2.03%	1.95%
Net investment spread (1)	2.85%	2.95%	2.55%	2.55%	2.62%	2.78%
(1) Refer to "Non-GAAP Financial Measures Definitions" for further details.

F&G - An Operating Segment of FNF
Financial Supplement - September 30, 2021
(All periods are unaudited)

FIA Net Investment Spread
	Three Months Ended					Nine months ended
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	September 30, 2021
Net investment income (1)	$368	$377	$276	$235	$215	$1,021
AAUM (2)	22,146	20,896	20,217	19,097	18,312	21,097
Yield on AAUM (1) (2)	6.65%	7.22%	5.46%	4.92%	4.70%	6.45%
Alternative investment yield adjustment (2)	(1.81)%	(2.20)%	(0.81)%	(0.25)%	0.20%	(1.62)%
Adjusted Yield on AAUM (1) (2)	4.84%	5.02%	4.65%	4.67%	4.90%	4.83%

Interest credits	$2	$13	$15	$13	$14	$30
Option & futures costs	75	70	65	63	64	210
Total interest credited and option costs	$77	$83	$80	$76	$78	$240
Average account value	20,680	19,842	19,028	18,442	17,948	19,856
Interest credited & option cost	1.49%	1.67%	1.67%	1.65%	1.73%	1.61%
Net investment spread (1) (2)	3.35%	3.35%	2.98%	3.02%	3.17%	3.22%

(1) In December 2020, we restated prior period FIA net investment spread to reflect immaterial updates to FIA net investment income amounts. There was no impact to total product net investment spread amounts.
(2) Refer to "Non-GAAP Financial Measures Definitions" for further details.

F&G - An Operating Segment of FNF
Financial Supplement - September 30, 2021
(All periods are unaudited)

Average Assets Under Management Rollforward

	Three Months Ended					Nine months ended
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	September 30, 2021
AAUM at beginning of period (1)	$30,423	$29,016	$27,864	$26,990	$26,582	$27,322
Net new business sales	2,524	1,668	1,197	874	408	3,764
Net reinsurance transactions and other	(255)	(261)	(45)	—	—	(380)
AAUM at end of period	$32,692	$30,423	$29,016	$27,864	$26,990	$30,706

Annuity Account Balance Rollforward (a)

	Three Months Ended					Nine months ended
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020	September 30, 2021
Account balances at beginning of period:	$24,774	$23,803	$22,992	$22,106	$21,442	$22,992
Net deposits	1,311	1,390	1,265	1,305	1,046	3,966
Surrenders, withdrawals, deaths, etc.	(625)	(628)	(585)	(533)	(482)	(1,838)
Net flows	686	762	680	772	564	2,128

Premium and interest bonuses	20	21	18	20	17	59
Fixed interest credited and index credits	217	225	148	131	114	590
Guaranteed product rider fees	(35)	(37)	(35)	(37)	(31)	(107)
Account balance at end of period	$25,662	$24,774	$23,803	$22,992	$22,106	$25,662
(a) The rollforward reflects the vested account balance of our fixed index annuities and fixed rate annuities, net of reinsurance.

F&G - An Operating Segment of FNF
Financial Supplement - September 30, 2021
(All periods are unaudited)

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	September 30, 2021
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$341	$2,478
0.0% < 2.0%	8	112
2.0% < 4.0%	41	711
4.0% < 6.0%	612	1,640
6.0% < 8.0%	1,765	3,364
8.0% < 10.0%	1,799	7,464
10.0% or greater	—	5,326
	$4,566	$21,095

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	September 30, 2021
CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$487	$1,376
0.0% - 1.0%	650	1,253
1.0% - 2.0%	1,528	8
2.0% - 3.0%	1,901	—
Allocated to index strategies	—	18,458
	$4,566	$21,095

F&G - An Operating Segment of FNF
Financial Supplement - September 30, 2021
(All periods are unaudited)

Summary of Invested Assets by Asset Class

	September 30, 2021			December 31, 2020
	Amortized Cost	Fair Value	Percent	Amortized Cost	Fair Value	Percent
Fixed maturity securities, available for sale:
United States Government full faith and credit	$479	$472	1%	$45	$45	—%
United States Government sponsored entities	83	85	—%	105	106	—%
United States municipalities, states and territories	1,241	1,301	4%	1,243	1,309	4%
Foreign Governments	132	137	1%	128	140	—%
Corporate securities:
Finance, insurance and real estate	4,509	4,758	13%	4,267	4,572	15%
Manufacturing, construction and mining	856	920	3%	839	936	3%
Utilities, energy and related sectors	2,636	2,764	9%	2,532	2,762	9%
Wholesale/retail trade	2,226	2,345	6%	1,900	2,106	7%
Services, media and other	2,911	3,032	8%	2,568	2,793	9%
Hybrid securities	808	893	2%	888	963	3%
Non-agency residential mortgage-backed securities	621	646	2%	677	694	2%
Commercial mortgage-backed securities	2,602	3,006	8%	2,468	2,806	9%
Asset-backed securities	3,752	3,830	11%	1,920	1,999	6%
CLO securities	4,164	4,361	12%	4,021	4,268	14%
Alternative investments:
Private equity	933	933	2%	614	614	2%
Real assets	318	321	1%	280	288	1%
Credit	768	768	2%	254	254	1%
Equity securities	950	1,026	2%	959	1,047	3%
Commercial mortgage loans	1,984	2,011	5%	903	926	3%
Residential mortgage loans	1,500	1,473	4%	1,128	1,123	4%
Other (primarily derivatives and company owned life insurance)	896	1,035	3%	815	997	4%
Short term investments	258	258	1%	456	456	1%
Total (a)	$34,627	$36,375	100%	$29,010	$31,204	100%
(a) Asset duration of 6.2 years and 6.8 years vs. liability duration of 7.4 years and 6.7 years for the periods ending September 30, 2021 and December 31, 2020, respectively.

F&G - An Operating Segment of FNF
Financial Supplement - September 30, 2021
(All periods are unaudited)
Credit Quality of Fixed Maturity Securities

	September 30, 2021
NAIC Designation	Fair Value	Percent
1	$14,770	52%
2	10,899	38%
3	1,927	7%
4	747	2%
5	149	1%
6	58	—%
	$28,550	100%

	September 30, 2021
Rating Agency Rating	Fair Value	Percent
AAA	$982	3%
AA	1,921	7%
A	7,273	25%
BBB	9,804	34%
Not rated	5,869	21%
Total investment grade	25,849	90%
BB	1,621	6%
B and below	565	2%
Not rated	515	2%
Total below investment grade	2,701	10%
	$28,550	100%

F&G - An Operating Segment of FNF
Financial Supplement - September 30, 2021
(All periods are unaudited)
Summary of Residential Mortgage Backed Securities by Collateral Type and NAIC Designation

	September 30, 2021
Total by collateral type	Amortized Cost	Fair Value
Government agency	$83	$85
Prime	483	507
Subprime	59	59
Alt-A	79	80
	$704	$731

	September 30, 2021
Total by NAIC designation	Amortized Cost	Fair Value
1	$673	$699
2	17	18
3	7	7
4	6	6
5	1	1
	$704	$731

Top 5 Reinsurers

		September 30, 2021
		Financial Strength Rating
Parent Company/Principal Reinsurers	Reinsurance Recoverable (a)	AM Best	S&P	Fitch	Moody's
Wilton Re	$1,287	A+	not rated	A+	not rated
Kubera Insurance (SAC) Ltd	789	not rated	not rated	not rated	not rated
Aspida Life Re Ltd	717	A-	not rated	BBB	not rated
Security Life of Denver	103	not rated	A-	A-	Baa1
London Life Reinsurance Co.	102	A+	not rated	not rated	not rated
(a) Reinsurance recoverables do not include unearned ceded premiums that would be recovered in the event of early termination of certain traditional life policies.

F&G - An Operating Segment of FNF
Financial Supplement - September 30, 2021
(All periods are unaudited)
Non-GAAP Financial Measures Definitions
The following represents the definitions of non-GAAP measures used by F&G, as an operating segment of FNF:

Adjusted Net Earnings

Adjusted net earnings is a non-GAAP economic measure we use to evaluate financial performance each period. Adjusted net earnings is calculated by adjusting net earnings (loss) from continuing operations to eliminate:
(i) Recognized (gains) and losses, net: the impact of net investment gains/losses, including changes in allowance for expected credit losses and other than temporary impairment ("OTTI") losses, recognized in operations; the impact of market volatility on the alternative asset portfolio; and the effect of changes in fair value of the reinsurance related embedded derivative;
(ii) Indexed product related derivatives: the impacts related to changes in the fair value, including both realized and unrealized gains and losses, of index product related derivatives and embedded derivatives, net of hedging cost;
(iii) Purchase price amortization: the impacts related to the amortization of certain intangibles (internally developed software, trademarks and value of distribution asset (VODA)) recognized as a result of acquisition activities;
(iv) Transaction costs: the impacts related to acquisition, integration and merger related items; and
(v) Other "non-recurring", "infrequent" or "unusual items": Management excludes certain items determined to be “non-recurring”, “infrequent” or “unusual” from adjusted net earnings when incurred if it is determined these expenses are not a reflection of the core business and when the nature of the item is such that it is not reasonably likely to recur within two years and/or there was not a similar item in the preceding two years.

Adjustments to Adjusted net earnings are net of the corresponding impact on amortization of intangibles, as appropriate. The income tax impact related to these adjustments is measured using an effective tax rate, as appropriate by tax jurisdiction. While these adjustments are an integral part of the overall performance of F&G, market conditions and/or the non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations.

Adjusted Net Earnings from Continuing Operations Attributable to Common Shareholders

Adjusted Net Earnings from continuing operations attributable to common shareholders is a non-GAAP economic measure we use to evaluate financial performance attributable to our common shareholders each period. Adjusted net earnings from continuing operations attributable to common shareholders is calculated by adjusting net earnings (loss) available to common shareholders to eliminate the same items as described in the Adjusted Net Earnings paragraph above. While these adjustments are an integral part of the overall performance of the Company, market conditions and/or the non-operating nature of these items can overshadow the underlying performance of the core business. Accordingly, Management considers this to be a useful measure internally and to investors and analysts in analyzing the trends of our operations.

Total Shareholders’ Equity Excluding AOCI

Total Shareholders’ Equity Excluding AOCI is based on Total Shareholders' Equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, Management considers this non-GAAP financial measure to provide useful supplemental information internally and to investors and analysts assessing the level of earned equity on Total Shareholders' equity.

F&G - An Operating Segment of FNF
Financial Supplement - September 30, 2021
(All periods are unaudited)

Non-GAAP Financial Measures Definitions (continued)

Average Assets Under Management (AAUM)

AAUM is calculated as the sum of:
(i) total invested assets at amortized cost, excluding derivatives;
(ii) related party loans and investments;
(iii) accrued investment income;
(iv) the net payable/receivable for the purchase/sale of investments, and
(v) cash and cash equivalents, excluding derivative collateral, at the beginning of the period and the end of each month in the period, divided by the total number of months in the period plus one.
Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the rate of return on assets available for reinvestment.

Yield on AAUM

Yield on AAUM is calculated by dividing annualized net investment income by AAUM. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM.

Alternative Investment Yield Adjustment

Alternative investment yield adjustment is the current period yield impact of market volatility on the alternative investment portfolio. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM.

Adjusted Yield on AAUM

Adjusted Yield on AAUM is calculated by dividing annualized net investment income by AAUM, plus or minus the alternative investment yield adjustment. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the level of return earned on AAUM.

Net Investment Spread

Net investment spread is the excess of net investment income, adjusted for market volatility on the alternative asset investment portfolio, earned over the sum of interest credited to policyholders and the cost of hedging our risk on indexed product policies. Management considers this non-GAAP financial measure to be useful internally and to investors and analysts when assessing the performance of the Company’s invested assets against the level of investment return provided to policyholders, inclusive of hedging costs.